                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

              Alliance Growth and Income Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

ALLIANCE CAPITAL [LOGO]/(R)/              ALLIANCE GROWTH AND INCOME FUND, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
February 18, 1997

-------------------------------------------------------------------------------

                     ALLIANCE GROWTH AND INCOME FUND, INC.

To the Stockholders of Alliance Growth and Income Fund, Inc. (the "Fund"):

  The accompanying Notice of Special Meeting of Stockholders and Proxy Statement present to the Fund's stockholders a proposal, to be considered at a Special Meeting to be held on March 27, 1997, to approve a change in the Fund's fundamental investment policies to permit the Fund to purchase and sell financial forward and futures contracts and options thereon. The proposal also includes new non-fundamental investment policies governing the Fund's use of these instruments. As discussed below, the Board of Directors recommends that you vote to approve the proposal.

  As you know, the Fund's inception dates back to 1932, at which time financial commodities were not yet recognized as risk management tools. Accordingly, consistent with the practice of that era, the Fund's prospectus has since contained a fundamental restriction prohibiting investments in commodities or commodity futures contracts and options thereon. In recent years, the use of financial futures contacts such as stock index futures has become common in the marketplace. The Fund's investment adviser, Alliance Capital Management L.P., has determined that the maintenance of the restriction on the Fund's use of commodities and commodity futures contracts and options thereon inhibits the Fund's ability to manage and hedge risk and places the Fund at a competitive disadvantage when compared to other similarly situated funds that routinely use these products for hedging and risk management purposes.

  Under the proposal, the Fund could hedge up to 30% of its total assets using stock index futures and could commit up to 5% of the Fund's total assets to establish futures and options positions. The proposal further limits the Fund's investments in futures contracts and options thereon in that the market values of the Fund's outstanding futures contracts and the futures contracts subject to outstanding options written by the Fund will not exceed 50% of the Fund's total assets.

  Alliance believes, and your Board of Directors concurs, that the proposed changes will help the Fund succeed in generating superior investment performance in all market environments. Accordingly, your Board of Directors recommends that you vote to approve the proposal.

  We urge you to read the enclosed Proxy Statement carefully. We welcome your attendance at the Special Meeting of Stockholders; but if you are unable to attend, please sign, date and return the enclosed proxy card promptly, in order to spare the Fund additional solicitation expenses.

                                          Sincerely,

                                          John D. Carifa
                                           Chairman

ALLIANCE CAPITAL [LOGO]/(R)/              ALLIANCE GROWTH AND INCOME FUND, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York New York 10105
Toll Free (800) 221-5672

-------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                MARCH 27, 1997

To the Stockholders of Alliance Growth and Income Fund, Inc.:

  Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance Growth and Income Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, March 27, 1997 at 4.00 p.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 18, 1997:

  1. To elect two Directors of the Fund, each to hold office until the next meeting of stockholders and until his or her successor is duly elected and qualified;

  2. To approve an amendment to the Fund's investment restrictions to permit the Fund to purchase and sell financial forward and futures contracts and options thereon; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on January 31, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
February 18, 1997

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                     ALLIANCE GROWTH AND INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS

                                MARCH 27, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Growth and Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at a Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, March 27, 1997 at 4.00 p.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 18, 1997.

  The Board of Directors has fixed the close of business on January 31, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of that date consisted of a total of 327,641,056 shares of common stock, comprising 206,997,425 Class A shares, 96,126,130 Class B shares, 24,353,443 Class C shares and 164,058 Advisor Class Shares, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of two Directors and for the approval of the amendment to one of the Fund's fundamental investment policies and ratification of the adoption of a new non-fundamental investment policy. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by March 27, 1997, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, two Directors will be elected to serve until their successors are elected and qualified. The affirmative vote of a majority of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Mr. John Dobkin was elected as a Director of the Fund at a meeting of the Board of Directors of the Fund held on July 21, 1992. Mr. Donald J. Robinson was elected as a Director of the Fund at a meeting of the Board of Directors of the Fund held on July 16, 1996. Each of Messrs. Dobkin and Robinson are standing for stockholder election as members of the Fund's Board of Directors. Messrs. Dobkin and Robinson were elected by the Board of Directors at the recommendation of Alliance Capital Management L.P., the investment adviser to the Fund (the "Adviser"). Each of Messrs. Dobkin and Robinson has consented to serve as a Director of the Fund. The Board of Directors of the Fund knows of no reason why either Mr. Dobkin or Mr. Robinson will be unable to continue to serve, but in the event either of them is unable to serve, the proxies received will be voted for a substitute nominee as the Fund's Board of Directors may recommend. As described more fully below (See "Submission of Proposals for the Next Annual Meeting of Stockholders"), it is likely that stockholder meetings will not be held on an annual basis, and therefore, Messrs. Dobkin and Robinson, if elected at the Meeting, will serve for an indefinite period.

  Certain information concerning the Fund's Directors is set forth below. Each is a director or trustee of other investment companies sponsored by the Adviser.

                                                                    NUMBER OF SHARES
  NAME, AGE, POSITIONS AND                                            BENEFICIALLY
   OFFICES WITH THE FUND,                                    YEAR    OWNED DIRECTLY
   PRINCIPAL OCCUPATIONS                                    FIRST    OR INDIRECTLY
 DURING THE PAST FIVE YEARS                                BECAME A      AS OF
  AND OTHER DIRECTORSHIPS                                  DIRECTOR JANUARY 31, 1997
--------------------------                                 -------- ----------------
      * John D. Carifa, Chairman of the Board and
        President, 51. President, Chief Operating Officer
        and a Director of Alliance Capital Management
        Corporation, the sole general partner of the
        Adviser ("ACMC").................................    1987           -0-
    **+ Ruth Block, Director, 66. She was formerly an
        Executive Vice President and Chief Insurance
        Officer of The Equitable Life Assurance Society
        of the United States. She is a Director of Ecolab
        Incorporated (specialty chemicals) and Amoco
        Corporation (oil and gas)........................    1986           -0-
    **+ David H. Dievler, Director, 67. He was formerly a
        Senior Vice President of ACMC until December
        1994.............................................    1987           -0-
    **+ John H. Dobkin, Director, 54. President of
        Historic Hudson Valley (historic preservation)
        since 1990. He was formerly Director of the
        National Academy of Design. From 1987 to 1992, he
        was a director of ACMC.*.........................    1992        20,892
    **+ William H. Foulk, Jr., Director, 64. He is an
        investment adviser and independent consultant. He
        was formerly Senior Manager of Barrett
        Associates, Inc. a registered investment adviser,
        since 1986.......................................    1992           -0-

--------
 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with the Adviser.
** Member of the Audit Committee.
 + Member of the Nominating Committee.

                                                                    NUMBER OF SHARES
  NAME, AGE, POSITIONS AND                                            BENEFICIALLY
   OFFICES WITH THE FUND,                                    YEAR    OWNED DIRECTLY
   PRINCIPAL OCCUPATIONS                                    FIRST    OR INDIRECTLY
 DURING THE PAST FIVE YEARS                                BECAME A      AS OF
  AND OTHER DIRECTORSHIPS                                 DIRECTOR JANUARY 31, 1997
--------------------------                                -------- ----------------
    **+ Dr. James M. Hester, Director, 72. President of
        The Harry Frank Guggenheim Foundation. He was
        formerly President of New York University and The
        New York Botanical Garden and Rector of The
        United Nations University. He is also a Director
        of Union Carbide Corporation.....................    1989          -0-
    **+ Clifford L. Michel, Director, 57. Partner of the
        law firm of Cahill Gordon & Reindel. He is Chief
        Executive Officer of Wenonah Development Company
        (investments) and a Director of Placer Dome, Inc.
        (mining).........................................    1989        3,267
    **+ Donald J. Robinson, Director, 62. He was formerly
        a partner at Orrick, Herrington & Sutcliff and is
        currently of counsel to that law firm............    1996          -0-

--------
** Member of the Audit Committee.
 + Member of the Nominating Committee.

  During the fiscal year ended October 31, 1996, the Board of Directors met 8 times, the Audit Committee met 3 times and the Nominating Committee met once. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1996, the aggregate compensation paid to each of the Directors during the calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                    TOTAL NUMBER
                                                                     OF FUNDS IN
                                                                    THE ALLIANCE
                                                          TOTAL     FUND COMPLEX,
                                                      COMPENSATION  INCLUDING THE
                                                        FROM THE     FUND, AS TO
                                                      ALLIANCE FUND   WHICH THE
  NAME OF                                 AGGREGATE     COMPLEX,    DIRECTOR IS A
  DIRECTOR                              COMPENSATION  INCLUDING THE  DIRECTOR OR
 OF THE FUND                            FROM THE FUND     FUND         TRUSTEE
 -----------                            ------------- ------------- -------------
  John D. Carifa.......................    $    0       $      0          50
  Ruth Block...........................    $3,952       $157,500          37
  David H. Dievler.....................    $3,931       $182,000          43
  John H. Dobkin.......................    $4,024       $121,250          30
  William H. Foulk, Jr.................    $4,050       $144,250          32
  Dr. James M. Hester..................    $3,959       $148,500          38
  Clifford L. Michel...................    $3,959       $146,068          38
  Donald J. Robinson...................    $1,494       $137,250          38

  As of January 31, 1997, the Directors and officers of the Fund as a group owned 1.99% of the Advisor class shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                  PROPOSAL TWO

                        APPROVAL OF AN AMENDMENT TO THE
                      INVESTMENT RESTRICTIONS OF THE FUND

  At its January 14, 1997 Regular Meeting, the Board of Directors of the Fund considered and approved the Adviser's recommendation that the Fund's fundamental investment restrictions be amended to permit the use of stock index futures and options thereon for hedging purposes.

  In making its recommendation, the Adviser noted that since the Fund's inception in 1932 its prospectus has contained a fundamental restriction, which could be changed only by stockholder vote, against investment in commodities or commodity contracts. The Adviser noted that this was typical of a time when financial commodities, e.g., financial forward and futures contracts and options thereon, had yet to attain their later significance as investment tools. Therefore, the Adviser noted, stock index futures are currently unavailable to the Fund.

  In addition, the Adviser stated its belief that, as the use of these instruments has become more prevalent in the marketplace, the Fund's inability to use, at least for hedging purposes, financial commodities including stock index futures and options thereon places the Fund at a competitive disadvantage. As a result, it was the Adviser's view that it is in the best interests of the Fund and its stockholders to obtain stockholder action appropriately amending this investment restriction and installing more permissive non-fundamental investment policies.

  These non-fundamental investment policies, which are also being submitted to stockholders for their approval but which may subsequently be changed by the Board of Directors without further stockholder action, would provide that the Fund could utilize financial forward and futures contracts and options thereon only for hedging purposes. In addition, the Fund would not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. The Fund would not purchase or sell a stock index futures contract if immediately thereafter more than 30% of its total assets would be hedged with stock index futures. Finally, the Fund would not purchase or sell a stock index future contract if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. In connection with its purchase of stock index futures contracts the Fund would deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

  Based upon the Adviser's presentation, the Board of Directors of the Fund concluded that the proposed amendment to the Fund's fundamental investment policies to permit the use of financial forward and futures contracts and the adoption of the non-fundamental investment policies discussed above would be in the best interests of the Fund and its stockholders. Accordingly, the Board of

Directors approved, and recommended to the stockholders of the Fund for approval, the proposed amendment to the Fund's fundamental investment policies to remove the blanket prohibition on the purchase or sale of commodities or commodities contracts and options thereon, so as to permit the Fund to purchase and sell financial forward and futures contracts and options thereon, and the adoption of the non-fundamental policies governing the Adviser's use of these instruments.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AND FOR THE ADOPTION OF THE NON-FUNDAMENTAL INVESTMENT POLICIES DISCUSSED ABOVE.

  The Fund's successful use of the derivative investment products discussed herein will draw upon the Adviser's special skills and substantial experience with respect to such products and will depend on the Adviser's ability to forecast securities price movements correctly. The Adviser's ability to utilize the products on behalf of the Fund may be limited by market conditions, regulatory limits and tax considerations. For a more complete description of these derivative investment products, their uses and the risks entailed in their use, see Exhibit A hereto.

  Approval of the amendment to the Fund's investment policies will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, and (ii) more than 50% of the outstanding voting securities of the Fund. The only voting securities of the Fund are its outstanding shares of common stock. If the stockholders of the Fund do not approve the proposal, the Fund will continue to be prohibited from purchasing and selling commodities or commodities contracts, including financial forward and futures contracts, and options thereon. A vote FOR the proposal will be considered a vote FOR both the amendment of the Fund's fundamental investment policies and the adoption of the non-fundamental investment policies discussed above.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                    INFORMATION AS TO THE FUND'S PRINCIPAL
                  OFFICERS, INVESTMENT ADVISER, ADMINISTRATOR
                           AND PRINCIPAL UNDERWRITER

  The principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below.

  John D. Carifa, President, See biography above.

  Paul Rissman, Vice President, 39, is a Vice President of ACMC, with which he has been associated since prior to 1992.

  Edmund P. Bergan, Jr., Secretary, 46, is Senior Vice President and General Counsel of Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter and Alliance Fund Services, Inc. ("AFS") and Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1992.

  Domenick Pugliese, Assistant Secretary, 35, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since prior to 1992.

  Andrew L. Gangolf, Assistant Secretary, 41, is Vice President and Assistant General Counsel of AFD since January 1995. Prior thereto, since October 1992, he was Vice President and Assistant Secretary of Delaware Management Co., Inc. Prior thereto, he was Vice President and Counsel of Equitable.

  Emilie D. Wrapp, Assistant Secretary, 40, is Special Counsel of AFD, with which she has been associated since prior to 1992.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 46, is a Senior Vice President of with AFS, which he has been associated since prior to 1992.

  Vincent S. Noto, Controller, 32, is a Vice President of AFS, with which he has been associated since prior to 1992.

  Joseph Mantineo, Assistant Controller, 37, has been a Vice President of AFS since prior to 1992.

  Phyllis Clarke, Assistant Controller, 36, is an Accounting Manager of Mutual Funds for AFS, with which she has been associated since prior to 1992.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., and the principal underwriter for the fund is Alliance Fund Distributors, Inc., each with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                            MEETING OF STOCKHOLDERS

  Meetings of stockholders of the Fund are not held on an annual or other regular basis. A stockholder proposal intended to be presented at any future meeting of stockholders of the Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 277-4618 or contact Jocelyn Dufort at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                        By order of the Board of Directors,

                                        Edmund P. Bergan, Jr.
                                        Secretary

February 18, 1997
New York, New York

                                                                      EXHIBIT A

                        DERIVATIVE INVESTMENT PRODUCTS

  If the stockholders of the Fund approve the amendment to the Fund's investment policies at the Special Meeting of Stockholders to be held on March 27, 1997, then the Fund would be permitted to use certain derivative investment products to reduce certain risks to the Fund of exposure to market movements. The uses will include the purchase and sale of financial forward and futures contracts, including stock index futures, and options thereon and combinations thereof. The Adviser would use these products as market conditions warrant and only for hedging purposes. The Fund's ability to use these products would be limited by market conditions, regulatory limits and tax considerations and there could be no assurance that the use of any of these products would succeed in reducing the risk to the Fund of exposure to market movements. New financial products and risk management techniques continue to be developed and the Fund would be permitted to use these new investments and techniques to the extent consistent with its investment objective and amended policies.

  Financial Futures Contracts, Including Stock Index Futures, and Options on Futures Contracts. A sale of a futures contract entails the acquisition of a contractual obligation to deliver the commodity called for by the contract at a specified price on a specified date. A purchase of a futures contract entails the incurring of a contractual obligation to acquire the commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts written or purchased by the Fund would be traded on U.S. or foreign exchanges or over-the-counter.

  General. The successful use of the foregoing derivative investment products would draw upon the Adviser's special skills and substantial experience with respect to such products and would depend on the Adviser's ability to forecast market movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund would not necessarily achieve the anticipated benefits of forward and futures contracts or options or could realize losses and thus be in a worse position than if the products had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

  The Fund's ability to dispose of its positions in futures contracts, options and forward contracts would depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interests that would exist in various types of forward and futures contracts and options. If a secondary market did not exist with respect to an over-the-counter option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund might not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund would be able to utilize these products effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in forward, futures and options transactions could be limited by tax considerations.

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   2
Proposal Two: Approval of an Amendment to the Investment Restrictions of
 the Fund.................................................................   4
Other Matters.............................................................   5
Information as to the Fund's Principal Officers, Investment Adviser,
 Administrator and Principal Underwriter..................................   5
Submission of Proposals for the Next Meeting of Stockholders..............   6
Reports to Stockholders...................................................   7
Exhibit A................................................................. A-1

                     ALLIANCE GROWTH AND INCOME FUND, INC.

-------------------------------------------------------------------------------

                            ALLIANCE CAPITAL [LOGO]/(R)/
                       Alliance Capital Management L.P.

-------------------------------------------------------------------------------
NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
MARCH 27, 1997

                            APPENDIX

PROXY                                                       PROXY
              ALLIANCE GROWTH AND INCOME FUND, INC.
  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
  MARCH 27, 1997.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  THE FUND.


The undersigned hereby appoints each of Jocelyn Dufort and Carol H. Rappa as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Alliance Growth and Income Fund, Inc. (the "Fund") held of record by the undersigned on January 31, 1997 at the Special Meeting of Stockholders of the Fund to be held at 4:00 p.m., Eastern Standard Time, on March 27, 1997 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Change of Address or Comments Mark Here



NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                  ___________________________
                                  Signature


                                  ___________________________
                                  Signature (if held jointly)


                                  ___________________________
                                  Date

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS.  THE
DIRECTORS RECOMMEND VOTING "FOR" ALL PROPOSALS.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" ANY PARTICULAR
NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH
THAT NOMINEE'S NAME.  YOUR SHARES SHALL BE VOTED FOR THE
REMAINING NOMINEES.

1.   Election of Directors.       For All   Withhold
                                  Nominees  Authority   For All
                                  Listed    For All     Nominees
                                  Below     Nominees    Except
                                  / /       / /         / /

         DONALD J. ROBINSON and
         JOHN H. DOBKIN


2.   APPROVAL OF AN AMENDMENT
     TO THE FUND'S INVESTMENT     For       Against     Abstain
     RESTRICTIONS to permit       / /       / /         / /
     the Fund to purchase and
     sell financial forward
     and futures contracts and
     options thereon.

3.   In their discretion, on      For       Against     Abstain
     all such other matters       / /       / /         / /
     that may properly come
     before the Meeting or
     any adjournments thereof.


Mark box at right if comments or address change   /   /
have been noted on the reverse side of the card.

Please Sign, Date and Return Promptly in the Enclosed Envelope --
No Postage is Required.













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